Exhibit 10.1

EXECUTION COPY

WAIVER NO. 1

Dated as of January 15, 2009

to

CREDIT AGREEMENT

Dated as of August 17, 2007

THIS WAIVER NO. 1 (“Waiver”) is made as of January 15, 2009 by and among YRC Worldwide Inc. (the “Company”), the Canadian Borrower and the UK Borrower (together with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of August 17, 2007 by and among the Borrowers from time to time party thereto, the Lenders and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to certain waivers in respect of the Credit Agreement; and

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such waivers on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to enter into this Waiver.

1. Waivers.

(a) The Company has informed the Lenders that, as a result of the Company’s failure to comply with the provisions of Section 2.12(e) of the Credit Agreement requiring a mandatory prepayment of the Term Loans in an amount equal to approximately $38,600,000, an Event of Default has occurred under clause (a) of Article VII of the Credit Agreement (such failure, the “Payment Event of Default”).

(b) The Company has requested that the Lenders waive any Default or Event of Default which has arisen or may arise under clause (d) of Article VII of the Credit Agreement as a result of the Borrower’s failure to comply with the financial covenants contained in Sections 6.07(a) and 6.07(b) of the Credit Agreement with respect to the fiscal year of the Company ending on or about December 31, 2008 (such failure, the “Financial Covenant Defaults”).

(c)The Company has requested that the Lenders waive any Default or Event of Default which has arisen or may arise under clause (c) of Article VII of the Credit Agreement as a result of representations or warranties made or deemed made by or on behalf of any Borrower or any Subsidiary in connection with any Loan Document or in any report, certificate or other document furnished pursuant to or in connection with any Loan Document proving to have been incorrect in any material respect when made or deemed made solely as a result of the Payment Event of Default, the Financial Covenant Defaults and/or the Cross Default (as defined below) or related to the Representation Waivers (as defined below) (such failure, the “Representation Default”).

(d) The Company has requested that the Lenders waive any Default or Event of Default arising under clause (g) of Article VII of the Credit Agreement as a result of the existence of a Servicer Default (as defined in the Yellow Receivables Facility) arising solely as a result of the Payment Event of Default, the Financial Covenant Defaults and/or the Representation Default (such cross default, the “Cross Default” and together with the Payment Event of Default, the Financial Covenant Defaults and the Representation Default, the “Specified Defaults”).

(e) The Company has requested that the Lenders waive the provisions of Section 3.04(b) of the Credit Agreement (other than any representation or warranty of the provisions of Section 3.04(b) of the Credit Agreement made after the date of this Waiver solely for the period commencing on September 30, 2008) in respect of any representations or warranties made or deemed made by or on behalf of any Borrower or any Subsidiary prior to, on or after the date hereof in connection with any Loan Document or in any report, certificate or other document furnished pursuant to or in connection with any Loan Document (such limited waiver, the “3.04(b) Representation Waiver”).

(f) The Company has requested that the Lenders waive the provisions of Section 3.07 of the Credit Agreement solely in connection with (i) that certain Master Lease Agreement, dated as of January 17, 2008, by and among RBS Asset Finance, any other lessors or creditors thereunder from time to time party thereto and certain of the Loan Parties, including all exhibits, schedules, annexes and assignments in respect thereof (as amended, supplemented or otherwise modified from time to time, collectively, the “RBS Lease”) and (ii) that certain Master Equipment Lease Agreement, dated as of August 6, 2001, by and among Banc of America Leasing & Capital, LLC, any other lessors or creditors thereunder from time to time party thereto and certain of the Loan Parties, including all exhibits, schedules, annexes and assignments in respect thereof (as amended, supplemented or otherwise modified from time to time, collectively, the “BofA Lease”), in respect of any representations or warranties made or deemed made by or on behalf of any Borrower or any Subsidiary prior to, on or after the date hereof in connection with any Loan Document or in any report, certificate or other document furnished pursuant to or in connection with any Loan Document (such limited waiver, the “3.07 Representation Waiver”; and together with the 3.04(b) Representation Waiver, the “Representation Waivers”).

(g) The Company has requested that the Lenders waive the provisions of Section 2.12(e) of the Credit Agreement solely in respect of the Net Cash Proceeds received by the Company or any of its Domestic Subsidiaries from the consummation of the Specified Sale and Leaseback Transaction; provided that such waiver shall only apply to the Net Cash Proceeds of the Specified Sale and Leaseback Transaction and shall in no event apply to any such Net Cash Proceeds in excess of $150,000,000 (such waiver, the “Specified Prepayment Waiver”).

(h) As used in this Waiver, the “Specified Sale and Leaseback Transaction” means the sale and simultaneous lease back of approximately thirty-two operating warehouse facilities owned by the Company and located throughout the United States pursuant to the terms of that certain Real Estate Sales Contract dated December 19, 2008 by NATMI Truck Terminals, LLC and the Company, as in effect on the date hereof and without giving effect to any amendment, waiver or other modification thereto which is in any manner adverse to any Lender (including, without limitation, in respect of the purchase price thereunder, the number of parcels of real estate subject thereto and the interest rate in respect of the obligations thereunder).

(i) As used in this Waiver, a “Disposition” means any “Asset Sale” (as defined in the Credit Agreement) and any sales or other dispositions of obsolete, uneconomic or worn-out assets (including trucks, tractors, tires, trailers or terminals and related equipment and real property and related fixtures). To the extent used in this Waiver, the term “Net Cash Proceeds” shall have the meaning ascribed thereto in the Credit Agreement but shall apply equally to “Dispositions” (as defined herein).

(j) As used in this Waiver, the “Waiver Termination Date” means the earliest of:

(i) the date on which any Default or Event of Default (other than the Specified Defaults and the Representation Waivers) occurs under the Credit Agreement,

(ii) the date on which the Company or any of its Subsidiaries shall, directly or indirectly, make (or give any notice in respect thereof) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any prepayment or redemption as a result of any asset sale, change of control or similar event of, any Indebtedness for borrowed money other than Indebtedness outstanding under the Credit Agreement, the Yellow Receivables Facility, any Indebtedness owing from the Company or any Subsidiary to any Loan Party or any Indebtedness owing from any Subsidiary that is not a Loan Party to any other Subsidiary that is not a Loan Party,

(iii) the date on which the Company or any of its Subsidiaries incurs after the date hereof any Indebtedness other than (A) Indebtedness under the Credit Agreement, (B) Indebtedness under the Yellow Receivables Facility, (C) Indebtedness under the Specified Sale and Leaseback Transaction, (D) Indebtedness of any Domestic Subsidiary owed to the Company or another Domestic Subsidiary, (E) Indebtedness of any Foreign Subsidiary owed to the Company or any other Loan Party in the ordinary course of business and consistent with past practices in an aggregate principal amount for all such Indebtedness under this clause (E) not to exceed $10,000,000 (provided that to the extent such Indebtedness shall be evidenced by a note or other instrument, such note or other instrument is delivered to the Administrative Agent in accordance with the terms and conditions of the Collateral Documents), (F) Indebtedness of any Subsidiary that is not a Loan Party owed to any other Subsidiary that is not a Loan Party or (G) other Indebtedness in an aggregate principal amount for all such Indebtedness under this clause (G) not to exceed $30,000,000,

(iv) the date on which the Company or any of its Subsidiaries makes any Restricted Payment other than Restricted Payments permitted by clauses (a), (b) and (c) of Section 6.10 of the Credit Agreement,

(v) the date on which the Company or any of its Subsidiaries incurs after the date hereof Liens permitted by clause (m) of Section 6.02 of the Credit Agreement securing Indebtedness (other than Indebtedness under the Specified Sale and Leaseback Transaction) in an aggregate amount in excess of $30,000,000,

(vi) the date on which the Company or any of its Subsidiaries makes any Acquisition,

(vii) the date on which the Company or any of its Subsidiaries shall consummate any Disposition (other than the Specified Sale and Leaseback Transaction or any Disposition of rolling stock owned by the Company or any Subsidiary Guarantor) in respect of any asset or assets, (A) the aggregate fair market value of which, when combined with the fair market value of all other assets sold pursuant to Dispositions (other than the Specified Sale and Leaseback Transaction or any

Disposition of rolling stock owned by the Company or any Subsidiary Guarantor) from January 15, 2009 through and including February 17, 2009, shall exceed $30,000,000 and (B) with respect to which, the Company has not provided to the Administrative Agent, prior to such consummation, a certificate of a Financial Officer certifying that (1) the fair market value of all property disposed of in such Disposition, when aggregated with any other Dispositions consummated during the period beginning January 15, 2009 through and including the date of such Disposition, shall not exceed $30,000,000 and (2) no Default or Event of Default has occurred and is continuing (after giving effect to this Waiver) prior to making such Disposition or would arise after giving effect (including pro forma effect reasonably acceptable to the Administrative Agent) thereto, such certificate to include any calculations in respect thereof reasonably requested by the Administrative Agent; provided that such a certificate shall only be required in connection with (a) any sale of an asset (or series of related sales of assets) the aggregate fair market value of which exceeds $10,000 and (b) any sale of assets the aggregate fair market value of which, when combined with the fair market value of all other assets sold pursuant to Dispositions (other than the Specified Sale and Leaseback Transaction or any Disposition of rolling stock owned by the Company or any Subsidiary Guarantor) from January 15, 2009 through and including February 17, 2009, shall exceed $1,000,000,

(viii) the date on which the Company or any of its Domestic Subsidiaries shall reinvest any Net Cash Proceeds of any Dispositions (other than (A) the Net Cash Proceeds of the Specified Sale and Leaseback Transaction in an amount not to exceed $150,000,000 and (B) the Net Cash Proceeds of any Dispositions in respect of rolling stock owned by the Company or any Subsidiary Guarantor in an aggregate amount not to exceed $6,000,000) to acquire or repair assets to be used in the business of the Company and its Domestic Subsidiaries or to acquire any other asset,

(ix) the date on which the Company or any of its Domestic Subsidiaries shall consummate any Disposition for less than 100% cash consideration,

(x) the Business Day immediately following the date of the receipt of any Net Cash Proceeds in respect of any Disposition (including, without limitation, the Specified Sale and Leaseback Transaction) on such Business Day the Company or any of its Subsidiaries fails to deposit 100% of the Net Cash Proceeds of such Disposition into a deposit account maintained with the Administrative Agent,

(xi) the date on which the Company or any of its Subsidiaries fails to maintain on deposit in each such account referred to in the preceding clause (x) an amount equal to at least (A) the aggregate amount of Net Cash Proceeds (other than (A) the Net Cash Proceeds of the Specified Sale and Leaseback Transaction in an amount not to exceed $150,000,000 and (B) the Net Cash Proceeds of any Dispositions in respect of rolling stock owned by the Company or any Subsidiary Guarantor in an aggregate amount not to exceed $6,000,000) deposited therein, minus (B) the aggregate amount of such Net Cash Proceeds used to make a permanent repayment of the Term Loans pursuant to the terms and conditions of Section 2.12(a) of the Credit Agreement, minus (C) the aggregate amount of such Net Cash Proceeds used to make a permanent prepayment of the Term Loans pursuant to the succeeding clause (xii) in accordance with the terms and conditions of Section 2.12 of the Credit Agreement, minus (D) the aggregate amount of any such Net Cash Proceeds used to pay any fees under or in connection with this Waiver, the Yellow Receivables Facility, the Credit Agreement or any other Loan Document in an aggregate amount not to exceed $10,000,000,

(xii) the date that is three (3) Business Days following the receipt by the Company or any Subsidiary Guarantor of any Net Cash Proceeds of any Dispositions in respect of rolling stock owned by the Company or any Subsidiary Guarantor which, when combined with the fair market value of all other rolling stock sold pursuant to Dispositions from January 15, 2009 through and including February 17, 2009, exceed $6,000,000 and the excess of such Net Cash Proceeds over $6,000,000 has not been used to make a permanent prepayment of the Term Loans in accordance with the terms and conditions of Section 2.12 of the Credit Agreement; provided that, until such excess (at any time during the period from January 15, 2009 through and including February 17, 2009) equals $1,000,000, no such prepayment is required to be made,

(xiii) the date after January 15, 2009 on which the Company and the Subsidiary Guarantors maintain an aggregate amount of cash and cash equivalents constituting Collateral in excess of $10,000,000 on deposit with any financial institution other than the Administrative Agent,

(xiv) the date after January 22, 2009 (or such later date as may be agreed upon by the Administrative Agent in its sole discretion) on which the Vehicle Title Custodian (as defined below) is not in possession of at least 50,000 certificates of title with respect to the rolling stock owned by the Company and the Subsidiary Guarantors; provided that the Company and the Subsidiary Guarantors will use commercially reasonable efforts to deliver such certificates of title in advance of such date,

(xv) the date after January 29, 2009 (or such later date as may be agreed upon by the Administrative Agent in its sole discretion) on which the Vehicle Title Custodian is not in possession of all certificates of title with respect to the rolling stock owned by the Company and the Subsidiary Guarantors; provided that the Company and the Subsidiary Guarantors will use commercially reasonable efforts to deliver such certificates of title in advance of such date; and provided, further that the Company shall not be deemed in violation of this clause (xv) if 100 (or such larger number as may be agreed upon by the Administrative Agent in its sole discretion) or fewer of such titles are not in possession of the Vehicle Title Custodian by such date,

(xvi) the date on which the Company (or any other Borrower) makes a request for any Loan, any Borrowing or any Acceptance under the Credit Agreement other than a Loan made pursuant to and in accordance with the terms and conditions of Section 2.06(e) of the Credit Agreement to finance a payment owing by the Company or any other Borrower in respect of any unpaid LC Disbursement,

(xvii) the date on which any default or event of default (or terms of like import) (other than any such default or event of default arising solely as a result of the Specified Defaults and the Representation Waivers) shall occur under either of the RBS Lease or the BofA Lease,

(xviii) the date on which the aggregate settlement or other amount paid by the Company or any Subsidiary Guarantor after January 14, 2009 to satisfy or otherwise support obligations under the RBS Lease and/or the BofA Lease, as applicable, either by repayment of obligations due to acceleration thereof or otherwise, and inclusive of any fee or other amount paid in connection with any of the foregoing, to any lessors or other creditors who have exercised (or threatened to exercise) remedies, under either such lease (exclusive of any scheduled lease payments thereunder), as applicable, equals or exceeds $30,000,000,

(xix) the date of any “Waiver Termination Date” under (and as defined in) the waiver, dated as of the date hereof, in connection with the Yellow Receivables Facility, and

(xx) February 17, 2009.

(k) Subject to the satisfaction or waiver of the conditions precedent set forth in Section 3 below, the Lenders party hereto hereby: (i) waive the Specified Defaults and (ii) agree to the Specified Prepayment Waiver and the Representation Waivers, in each case from the date hereof to and including the Waiver Termination Date after which date all such waivers and agreements shall terminate, expire and become null and void with no further effect.

Pursuant to the provisions of Section 11.02 of the Credit Agreement, except as set forth herein, no failure or delay by any Agent, any Issuing Bank or any Lender in exercising any right or power under the Credit Agreement or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents, the Issuing Banks and the Lenders under the Credit Agreement and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Borrower therefrom shall in any event be effective unless the same shall be permitted by Section 11.02(b) of the Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan, acceptance of a Draft or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether any Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. All remedies contained in the Loan Documents or by law as a result of the Specified Payment Event of Default or the Financial Covenant Defaults are hereby reserved on behalf of the Administrative Agent and the Lenders following the expiration of this Waiver.

2. Further Agreements. The Company hereby acknowledges and agrees that, from and after the date hereof:

(a) the Company shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of no more than two counsel, and one additional local counsel in each applicable jurisdiction, for the Administrative Agent and its Affiliates, in connection with the administration of the Credit Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated thereby shall be consummated) and (ii) all out-of-pocket expenses incurred by any Agent, any Issuing Bank or any Lender, including the fees, charges and disbursements of no more than two counsel, and one additional local counsel in each applicable jurisdiction, for the Agents, the Issuing Bank(s) and the Lenders, in connection with the enforcement or protection of its rights in connection with any Loan Document, including its rights under Section 11.03(a) of the Credit Agreement, or in connection with the Loans made, Acceptances accepted or Letters of Credit issued under the Credit Agreement, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans, Acceptances or Letters of Credit.

(b) the Company shall reimburse the Administrative Agent for all invoiced reasonable fees, charges, disbursements and out-of-pocket expenses of any financial advisor firm engaged by or on behalf of the Administrative Agent in the Administrative Agent’s sole discretion in connection with the Credit Agreement in the same manner as set forth in Section 11.03(a) and (e) of the Credit Agreement;

(c) the Company shall reimburse the Administrative Agent for all invoiced reasonable fees, charges, disbursements and out-of-pocket expenses of a custodian reasonably acceptable to the Administrative Agent in connection with the Credit Agreement and the Loan Documents to perfect the liens on (and monitor the ongoing status of and services related thereto) the rolling stock owned by the Company and the Subsidiary Guarantors (the “Vehicle Title Custodian”) in the same manner as set forth in Section 11.03(a) and (e) of the Credit Agreement (and the Lenders hereby reaffirm their obligation to reimburse the Administrative Agent for any such amount that is not paid by the Company in the same manner as set forth in Section 11.03(c) of the Credit Agreement);

(d) the parties hereto agree that, from and after the date hereof, the Company shall have no right to request any increase of the Commitments or additional Commitments or Loans under Section 2.10 of the Credit Agreement; and

(e) the terms and conditions of this Section 2 shall survive the termination of this Waiver and shall remain in full force and effect regardless of the consummation of the transactions contemplated by the Credit Agreement, the repayment of the Loans, the expiration or termination of the Letters of Credit, the Acceptances and the Commitments or the termination of the Credit Agreement or any other Loan Document or any provision thereof.

3. Conditions of Effectiveness. The effectiveness of this Waiver is subject to the satisfaction or waiver of the conditions precedent that (a) the Administrative Agent shall have received (i) counterparts of this Waiver duly executed by the Borrowers, the Required Lenders and the Administrative Agent, (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors and (iii) evidence reasonably satisfactory to it that, on or prior to the date hereof, a waiver of similar substance to this Waiver has been entered into in respect the Yellow Receivables Facility (subject only to effectiveness of this Waiver), (b) the Company shall have paid all fees and invoiced reasonable out-of-pocket expenses of the Administrative Agent (including, to the extent invoiced, reasonable attorneys’ fees and expenses of up to two counsel) in connection with this Waiver and the other Loan Documents, (c) the Company shall have engaged the Vehicle Title Custodian, on terms and conditions reasonably satisfactory to the Administrative Agent, as the service provider to perfect the liens on (and monitor the ongoing status of and services related thereto) the rolling stock owned by the Company and the Subsidiary Guarantors and (d) the Administrative Agent shall have received for the account of each Lender which delivers its executed signature page hereto by such time as is requested by the Administrative Agent, a waiver fee equal to 0.50% of such Lender’s Revolving Commitment and the amount of such Lender’s outstanding Term Loans.

4. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

(a) This Waiver and the Credit Agreement, as modified hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and giving effect to the terms of this Waiver, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement, as modified hereby, are true and correct in all material respects on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

5. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby.

(b) Except as specified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except as specified above, the execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6. Governing Law. This Waiver shall be construed in accordance with and governed by the law of the State of New York.

7. Headings. Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.

8. Counterparts. This Waiver may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Waiver has been duly executed as of the day and year first above written.

YRC WORLDWIDE INC., as the Company

By:	/s/ Timothy A. Wicks
Name:	Timothy A. Wicks
Title:	Executive Vice President and Chief Executive Officer

REIMER EXPRESS LINES LTD./REIMER EXPRESS LTEE, as a Canadian Borrower

By:	/s/ Kenneth P. Bowman
Name:	Kenneth P. Bowman
Title:	Vice President - Finance

YRC LOGISTICS LIMITED, as a UK Borrower

By:	/s/ Darren Williams
Name:	Darren Williams
Title:	Director

Signature Page to Waiver No. 1

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent, as a US Tranche Lender and as US Tranche Swingline Lender

By:	/s/ Robert P. Kellas
Name:	Robert P. Kellas
Title:	Executive Director

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, TORONTO BRANCH, as Canadian Agent, as a Canadian Tranche Lender and as Canadian Tranche Swingline Lender

By:	/s/ Drew McDonald
Name:	Drew McDonald
Title:	Executive Director

J.P. MORGAN EUROPE LIMITED, as UK Agent

By:	/s/ Ching Loh
Name:	Ching Loh
Title:	Associate

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, LONDON BRANCH, as a UK Tranche Lender and as UK Tranche Swingline Lender

By:	/s/ Robert P. Kellas
Name:	Robert P. Kellas
Title:	Executive Director

Signature Page to Waiver No. 1

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BANK OF AMERICA, N.A., as a Syndication Agent and as a US Tranche Lender

By:	/s/ F.A. Zagar
Name:	F.A. Zagar
Title:	Senior Vice President

BANK OF AMERICA, N.A. (CANADA BRANCH), as a Canadian Tranche Lender

By:	/s/ Clara McGibbon
Name:	Clara McGibbon
Title:	A.V.P.

SUNTRUST BANK, as a Syndication Agent and as a US Tranche Lender

By:
Name:
Title:

US BANK NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a Canadian Tranche Lender

By:	/s/ Michael J. Reymann
Name:	Michael J. Reymann
Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a UK Tranche Lender

By:	/s/ Andrew G. Payne
Name:	Andrew G. Payne
Title:	Director

Signature Page to Waiver No. 1

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., CHICAGO BRANCH, as a Documentation Agent and as a US Tranche Lender

By:	/s/ David Noda
Name:	David Noda
Title:	Vice President & Manager

THE ROYAL BANK OF SCOTLAND plc, as a US Tranche Lender and as a UK Tranche Lender

By:	/s/ L. Peter Yetman
Name:	L. Peter Yetman
Title:	Senior Vice President

BMO CAPITAL MARKETS FINANCING, INC., as a US Tranche Lender

By:	/s/ Jason M. Clary
Name:	Jason M. Clary
Title:	Vice President

BANK OF MONTREAL, as a Canadian Tranche Lender

By:	/s/ Lawrence A. Mizera
Name:	Lawrence A. Mizera
Title:	Managing Director

Signature Page to Waiver No. 1

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

SUMITOMO MITSUI BANKING CORPORATION, as a US Tranche Lender

By:	/s/ Leo E. Pagarigan
Name:	Leo E. Pagarigan
Title:	General Manager

UMB BANK, n.a., as a US Tranche Lender

By:	/s/ David A. Proffitt
Name:	David A. Proffitt
Title:	Senior Vice President

TAIWAN BUSINESS BANK, as a US Tranche Lender

By:
Name:
Title:

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

TAIPEI FUBON COMMERCIAL BANK, NEW YORK AGENCY, as a US Tranche Lender

By:
Name:
Title:

HUA NAN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a US Tranche Lender

By:	/s/ Oliver C.H. Hsu
Name:	Oliver C.H. Hsu
Title:	VP & General Manager

Signature Page to Waiver No. 1

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

HUA NAN COMMERCIAL BANK, LTD., NEW YORK AGENCY, as a US Tranche Lender

By:	/s/ Chi-Ming Huang
Name:	Chi-Ming Huang
Title:	Vice President & General Manager

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:	/s/ Shelley He
Name:	Shelley He
Title:	Deputy General Manager

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Waiver No. 1

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Waiver No. 1 to the Credit Agreement dated as of August 17, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among YRC Worldwide Inc. (the “Company”), the Canadian Borrower and the UK Borrower from time to time party thereto (together with the Company, the “Borrowers”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), which Waiver No. 1 is dated as of January 15, 2009 (the “Waiver”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Waiver and reaffirms the terms and conditions of the Subsidiary Guarantee Agreement, the Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such Subsidiary Guarantee Agreement , such Security Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above referenced documents shall be a reference to the Credit Agreement as so modified by the Waiver and as the same may from time to time hereafter be amended, modified or restated.

Dated: January 15, 2009

[Signature Pages Follows]

EXPRESS LANE SERVICE, INC.

By:	/s/ Phil J. Gaines
Name:	Phil J. Gaines
Title:	Senior Vice President and Chief Financial Officer

GLOBE.COM LINES, INC.

By:	/s/ Brenda Stasiulis
Name:	Brenda Stasiulis
Title:	Vice President - Finance

IMUA HANDLING CORPORATION

By:	/s/ Brenda Stasiulis
Name:	Brenda Stasiulis
Title:	Vice President - Finance

NEW PENN MOTOR EXPRESS, INC.

By:	/s/ Paul F. Liljegren
Name:	Paul F. Liljegren
Title:	Vice President - Finance

ROADWAY EXPRESS INTERNATIONAL, INC.

By:	/s/ Kenneth P. Bowman
Name:	Kenneth P. Bowman
Title:	Vice President - Finance and Administration

ROADWAY LLC

By:	/s/ Kenneth P. Bowman
Name:	Kenneth P. Bowman
Title:	Vice President - Finance

ROADWAY NEXT DAY CORPORATION

By:	/s/ Paul F. Liljegren
Name:	Paul F. Liljegren
Title:	Vice President - Finance

Signature Page to Consent and Reaffirmation to Waiver No. 1

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

ROADWAY REVERSE LOGISTICS, INC.

By:	/s/ Kenneth P. Bowman
Name:	Kenneth P. Bowman
Title:	Vice President - Finance

USF BESTWAY INC.

By:	/s/ Paul F. Liljegren
Name:	Paul F. Liljegren
Title:	Vice President

USF CANADA INC.

By:	/s/ Paul F. Liljegren
Name:	Paul F. Liljegren
Title:	Vice President

USF DUGAN INC.

By:	/s/ Paul F. Liljegren
Name:	Paul F. Liljegren
Title:	Vice President

USF GLEN MOORE INC.

By:	/s/ Paul F. Liljegren
Name:	Paul F. Liljegren
Title:	Vice President - Finance

USF HOLLAND INC.

By:	/s/ Daniel L. Olivier
Name:	Daniel L. Olivier
Title:	Vice President - Finance

USF LOGISTICS (MEXICO) INC.

By:	/s/ Brenda Stasiulis
Name:	Brenda Stasiulis
Title:	Vice President - Finance

Signature Page to Consent and Reaffirmation to Waiver No. 1

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

USF LOGISTICS SERVICES (PUERTO RICO) INC.

By:	/s/ Brenda Stasiulis
Name:	Brenda Stasiulis
Title:	Vice President - Finance

USF MEXICO INC.

By:	/s/ Paul F. Liljegren
Name:	Paul F. Liljegren
Title:	Vice President

USF REDSTAR LLC

By:	/s/ Paul F. Liljegren
Name:	Paul F. Liljegren
Title:	Vice President

USF REDDAWAY INC.

By:	/s/ Thomas S. Palmer
Name:	Thomas S. Palmer
Title:	Vice President - Finance and Chief Financial Officer

USF SALES CORPORATION

By:	/s/ Paul F. Liljegren
Name:	Paul F. Liljegren
Title:	Vice President

USF TECHNOLOGY SERVICES INC.

By:	/s/ Paul F. Liljegren
Name:	Paul F. Liljegren
Title:	Vice President

USFREIGHTWAYS CORPORATION

By:	/s/ Paul F. Liljegren
Name:	Paul F. Liljegren
Title:	Vice President

Signature Page to Consent and Reaffirmation to Waiver No. 1

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

YRC ASSOCIATION SOLUTIONS, INC.

By:	/s/ Phil J. Gaines
Name:	Phil J. Gaines
Title:	Senior Vice President and Chief Financial Officer

YRC ENTERPRISE SOLUTIONS GROUP INC.

By:	/s/ Terry Gerrond
Name:	Terry Gerrond
Title:	Vice President - Tax

YRC INC.

By:	/s/ Kenneth P. Bowman
Name:	Kenneth P. Bowman
Title:	Vice President - Finance

YRC INTERNATIONAL INVESTMENTS, INC.

By:	/s/ Brenda Stasiulis
Name:	Brenda Stasiulis
Title:	Vice President - Finance

YRC LOGISTICS GLOBAL, LLC

By:	/s/ Brenda Stasiulis
Name:	Brenda Stasiulis
Title:	Vice President - Finance

YRC LOGISTICS SERVICES, INC.

By:	/s/ Brenda Stasiulis
Name:	Brenda Stasiulis
Title:	Vice President - Finance

YRC LOGISTICS, INC.

By:	/s/ Brenda Stasiulis
Name:	Brenda Stasiulis
Title:	Vice President - Finance

Signature Page to Consent and Reaffirmation to Waiver No. 1

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

YRC MORTGAGES, LLC

By:	/s/ Christina E. Wise
Name:	Christina E. Wise
Title:	President

YRC NORTH AMERICAN TRANSPORTATION, INC.

By:	/s/ Kenneth P. Bowman
Name:	Kenneth P. Bowman
Title:	Senior Vice President - Finance

YRC REGIONAL TRANSPORTATION, INC.

By:	/s/ Paul F. Liljegren
Name:	Paul F. Liljegren
Title:	Vice President - Finance

YRC WORLDWIDE TECHNOLOGIES, INC.

By:	/s/ Christina E. Wise
Name:	Christina E. Wise
Title:	President

Signature Page to Consent and Reaffirmation to Waiver No. 1

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007